UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Date of Report (Date of earliest event reported): September 29, 2017

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware (State of Incorporation)	001-37613 (Commission File Number)	98-0513637 (IRS Employer Identification No.)

400 Poydras Street, Suite 2100, New Orleans, LA 70130
(Address of principal executive offices)  (Zip Code)

(972) 865-6192
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230. 405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership

On September 29, 2017, the Company filed in the U.S. Bankruptcy Court for the Eastern District of Louisiana a voluntary petition seeking relief under Chapter 11 of the U.S. Bankruptcy Code.  The Company will be presenting various first-day motions on October 4, 2017, as scheduled by the Bankruptcy Court.

Item 7.01	Regulation FD Disclosure

On October 4, 2017, the Company issued a press release announcing the filing of the bankruptcy petition and describing some of the Company’s objectives in commencing the bankruptcy case.

In accordance with general instruction B.2 of Form 8-K, the information under Item 7.01 and Item 9.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

Exhibits:

99.1           Press release dated October 4, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2017	COPsync, Inc. By: /s/ Rodney Bienvenu Name: Rodney Bienvenu Title: Chief Executive Officer